FORM T‑1
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)           |__|
___________________________
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
(Exact name of trustee as specified in its charter)

(State of incorporation if not a U.S. national bank)	95-3571558 (I.R.S. employer identification no.)
700 South Flower Street Suite 500 Los Angeles, California (Address of principal executive offices)	90017 (Zip code)
___________________________
Fidelity National Financial, Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	16-1725106 (I.R.S. employer identification no.)
601 Riverside Avenue Jacksonville, Florida (Address of principal executive offices)	32204 (Zip code)
___________________________
Senior Debt Securities
(Title of the indenture securities)

1.    General information. Furnish the following information as to the trustee:
(a)    Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, D.C. 20219
Federal Reserve Bank	San Francisco, California 94105
Federal Deposit Insurance Corporation	Washington, D.C. 20429

(b)Whether it is authorized to exercise corporate trust powers.
Yes.
2.    Affiliations with Obligor.
If the obligor is an affiliate of the trustee, describe each such affiliation.
None.
16.    List of Exhibits.
Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a‑29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).
1.    A copy of the articles of association of The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948).
2.    A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).
3.     A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-121948).
4.    A copy of the existing by‑laws of the trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121948).
5.    The consent of the trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-121948).
6.    A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE
Pursuant to the requirements of the Act, the trustee, The Bank of New York Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Jacksonville, and State of Florida, on the 31th day of May, 2011.
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
By: /s/ Christie Leppert
Name: Christie Leppert
Title: Vice President

EXHIBIT 7
Consolidated Report of Condition of
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
of 700 South Flower Street, Suite 200, Los Angeles, CA 90017

At the close of business March 31, 2011, published in accordance with Federal regulatory authority instructions.

Dollar Amounts
ASSETS	in Thousands
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	$1,466
Interest-bearing balances	152
Securities:
Held-to-maturity securities	—
Available-for-sale securities	786,518
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold	73,000
Securities purchased under agreements to resell	—
Loans and lease financing receivables:
Loans and leases held for sale	—
Loans and leases, net of unearned income	—
LESS: Allowance for loan and lease losses	—
Loans and leases, net of unearned income and allowance	—
Trading assets	—
Premises and fixed assets (including capitalized leases)	8,911
Other real estate owned	—
Investments in unconsolidated subsidiaries and associated companies	1
Direct and indirect investments in real estate ventures	—
Intangible assets:
Goodwill	856,313
Other intangible assets	209,097
Other assets	149,803
Total assets	$2,085,261

LIABILITIES
Deposits:
In domestic offices	500
Noninterest-bearing	500
Interest-bearing	—
Not applicable
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased	—
Securities sold under agreements to repurchase	—
Trading liabilities	—
Other borrowed money:
(includes mortgage indebtedness and obligations under capitalized leases)	268,691
Not applicable
Not applicable
Subordinated notes and debentures	—
Other liabilities	229,106
Total liabilities	498,297
Not applicable
EQUITY CAPITAL
Perpetual preferred stock and related surplus	—
Common stock	1,000
Surplus (exclude all surplus related to preferred stock)	1,121,520
Not available
Retained earnings	463,627
Accumulated other comprehensive income	817
Other equity capital components	—
Not available
Total bank equity capital	1,586,964
Noncontrolling (minority) interests in consolidated subsidiaries	—
Total equity capital	1,586,964
Total liabilities and equity capital	$2,085,261

I, Karen Bayz, CFO and Managing Director of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

Karen Bayz    )    CFO and Managing Director

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Timothy Vara, President     )
Frank P. Sulzberger, MD        )    Directors (Trustees)
William D. Lindelof, MD        )

FORM T‑1
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)           |__|
___________________________
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
(Exact name of trustee as specified in its charter)

(State of incorporation if not a U.S. national bank)	95-3571558 (I.R.S. employer identification no.)
700 South Flower Street Suite 500 Los Angeles, California (Address of principal executive offices)	90017 (Zip code)
__________________________
Fidelity National Financial, Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	16-1725106 (I.R.S. employer identification no.)
601 Riverside Avenue Jacksonville, Florida (Address of principal executive offices)	32204 (Zip code)
__________________________
Subordinated Debt Securities
(Title of the indenture securities)

1.    General information. Furnish the following information as to the trustee:
(a)    Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, D.C. 20219
Federal Reserve Bank	San Francisco, California 94105
Federal Deposit Insurance Corporation	Washington, D.C. 20429
(b)Whether it is authorized to exercise corporate trust powers.
Yes.
2.    Affiliations with Obligor.
If the obligor is an affiliate of the trustee, describe each such affiliation.
None.
16.    List of Exhibits.
Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a‑29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).
1.    A copy of the articles of association of The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948).
2.    A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).
3.     A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-121948).
4.    A copy of the existing by‑laws of the trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121948).
5.    The consent of the trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-121948).
6.    A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE
Pursuant to the requirements of the Act, the trustee, The Bank of New York Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Jacksonville, and State of Florida, on the 31st day of May, 2011.
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
By: /s/ Christie Leppert
Name: Christie Leppert
Title: Vice President

EXHIBIT 7

Consolidated Report of Condition of
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
of 700 South Flower Street, Suite 200, Los Angeles, CA 90017

At the close of business March 31, 2011, published in accordance with Federal regulatory authority instructions.

Dollar Amounts
ASSETS	in Thousands
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	$1,466
Interest-bearing balances	152
Securities:
Held-to-maturity securities	—
Available-for-sale securities	786,518
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold	73,000
Securities purchased under agreements to resell	—
Loans and lease financing receivables:
Loans and leases held for sale	—
Loans and leases, net of unearned income	—
LESS: Allowance for loan and lease losses	—
Loans and leases, net of unearned income and allowance	—
Trading assets	—
Premises and fixed assets (including capitalized leases)	8,911
Other real estate owned	—
Investments in unconsolidated subsidiaries and associated companies	1
Direct and indirect investments in real estate ventures	—
Intangible assets:
Goodwill	856,313
Other intangible assets	209,097
Other assets	149,803
Total assets	$2,085,261

LIABILITIES
Deposits:

In domestic offices	500
Noninterest-bearing	500
Interest-bearing	—
Not applicable
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased	—
Securities sold under agreements to repurchase	—
Trading liabilities	—
Other borrowed money:
(includes mortgage indebtedness and obligations under capitalized leases)	268,691
Not applicable
Not applicable
Subordinated notes and debentures	—
Other liabilities	229,106
Total liabilities	498,297
Not applicable
EQUITY CAPITAL
Perpetual preferred stock and related surplus	—
Common stock	1,000
Surplus (exclude all surplus related to preferred stock)	1,121,520
Not available
Retained earnings	463,627
Accumulated other comprehensive income	817
Other equity capital components	—
Not available
Total bank equity capital	1,586,964
Noncontrolling (minority) interests in consolidated subsidiaries	—
Total equity capital	1,586,964
Total liabilities and equity capital	$2,085,261

I, Karen Bayz, CFO and Managing Director of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

Karen Bayz    )    CFO and Managing Director

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Timothy Vara, President     )
Frank P. Sulzberger, MD        )    Directors (Trustees)
William D. Lindelof, MD        )